UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-5823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Impact Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: October 31, 2016

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the Domini Investment Trust are set forth below.

Domini Impact Equity FundSM (formerly Domini Social Equity Fund)

Domini Impact International Equity FundSM (formerly Domini International Social Equity Fund)

Domini Impact Bond FundSM (formerly Domini Social Bond Fund)

each a series of

Domini Investment Trust (formerly Domini Social Investment Trust)

Quarterly Holdings Report

October 31, 2016 (Unaudited)

Domini Impact Equity Fund (formerly Domini Social Equity Fund)

Portfolio of Investments

October 31, 2016 (unaudited)

Security	Shares	Value
Common Stocks—99.3%
CONSUMER DISCRETIONARY—12.1%
Amazon.com Inc (a)	38,334	$30,276,960
Best Buy Co Inc	866	33,696
Chipotle Mexican Grill Inc (a)	19,898	7,178,402
Coach Inc	348	12,490
Comcast Corp Cl A	102,200	6,318,004
Gap Inc/The	445	12,278
Home Depot Inc/The	218	26,598
JC Penney Co Inc (a)	1,546	13,280
Kohl’s Corp	112,072	4,903,150
L Brands Inc	219	15,810
Lear Corp	42,000	5,156,760
Lowe’s Cos Inc	364	24,261
Marriott International Inc/MD Cl A	146	10,030
Michael Kors Holdings Ltd (a)	205,309	10,425,591
NIKE Inc Cl B	376	18,868
Nordstrom Inc	368,534	19,163,768
Ralph Lauren Corp	82	8,044
Staples Inc	666	4,928
Starbucks Corp	414	21,971
Target Corp	181	12,440
Ulta Salon Cosmetics & Fragrance Inc (a)	12,193	2,967,045
Visteon Corp	258,309	18,239,198
Walt Disney Co/The	242	22,431

		104,866,003

CONSUMER STAPLES—9.3%
Avon Products Inc	2,873	18,818
Campbell Soup Co	191	10,379
Coca-Cola Co/The	292	12,381
Colgate-Palmolive Co	134,774	9,617,473
Costco Wholesale Corp	120	17,744
Estee Lauder Cos Inc/The Cl A	156,452	13,631,663
General Mills Inc	175	10,847
Kimberly-Clark Corp	141	16,132
Kraft Heinz Co/The	223	19,836
Kroger Co/The	74,821	2,317,955
Loblaw Companies LTD	175,282	8,655,223
Mondelez International Inc Cl A	265	11,909
PepsiCo Inc	239,449	25,668,932

Procter & Gamble Co/The	155	13,454
Sysco Corp	429,695	20,676,923
Whole Foods Market Inc	248	7,016

		80,706,685

ENERGY—3.2%
Core Laboratories NV	33,726	3,270,410
Dril-Quip Inc (a)	86,574	4,112,265
FMC Technologies Inc (a)	637,370	20,567,930

		27,950,605

FINANCIALS—15.0%
AGNC Investment Corp	109,628	2,199,138
Aflac Inc	110,300	7,596,361
American Express Co	191	12,686
American International Group Inc	71,984	4,441,413
Annaly Capital Management Inc	307,818	3,188,994
Arthur J Gallagher & Co	52,700	2,541,721
Bank of Nova Scotia/The	46,382	2,493,496
Canadian Imperial Bank of Commerce	38,800	2,908,448
Fifth Third Bancorp	637,526	13,872,566
Intercontinental Exchange Inc	39	10,545
Invesco Mortgage Capital Inc	150,735	2,250,474
Lincoln National Corp	53,106	2,606,974
MFA Financial Inc	1,061,084	7,756,524
MetLife Inc	272,319	12,788,100
Morgan Stanley	292	9,802
National Bank of Canada	181,243	6,474,848
PNC Financial Services Group Inc/The	190	18,164
Popular Inc	242,800	8,813,640
Prudential Financial Inc	304,272	25,799,223
Two Harbors Investment Corp	268,300	2,234,939
US Bancorp	346	15,487
Unum Group	539,100	19,084,140
Voya Financial Inc	103,400	3,158,870

		130,276,553

HEALTH CARE—14.0%
Align Technology Inc (a)	35,700	3,067,344
Becton Dickinson and Co	52,600	8,832,066
Bio-Rad Laboratories Inc Cl A (a)	26,942	4,258,991
Biogen Inc (a)	12,694	3,556,605
Bruker Corp	396,295	8,120,085
Edwards Lifesciences Corp	183,448	17,467,919
Gilead Sciences Inc	305,710	22,509,427
Merck & Co Inc	511,278	30,022,243
Owens & Minor Inc	65,800	2,135,210

Quest Diagnostics Inc	21,939	1,786,712
Taro Pharmaceutical Industries Ltd (a)	63,503	6,446,190
Thermo Fisher Scientific Inc	68,256	10,035,680
Waters Corp (a)	25,173	3,502,571

		121,741,043

INDUSTRIALS—9.5%
3M Co	115	19,010
Alaska Air Group Inc	171,445	12,381,758
Carlisle Cos Inc	21,000	2,201,850
Cummins Inc	185,822	23,751,767
Herman Miller Inc	84,400	2,346,320
JetBlue Airways Corp (a)	1,688	29,506
LSC Communications Inc (a)	409	9,914
Masco Corp	467,242	14,428,433
PACCAR Inc	188,700	10,363,404
Quanta Services Inc (a)	542,474	15,596,127
RR Donnelley & Sons Co	209	3,710
Robert Half International Inc	25,590	957,578
United Parcel Service Inc Cl B	131	14,117

		82,103,494

INFORMATION TECHNOLOGY—22.9%
Advanced Micro Devices Inc (a)	3,150	22,775
Alphabet Inc Cl A (a)	25,416	20,584,418
Apple Inc	152,800	17,348,912
Applied Materials Inc	616,403	17,924,999
Cisco Systems Inc	504	15,463
Citrix Systems Inc (a)	203,529	17,259,259
F5 Networks Inc (a)	163,563	22,606,042
Facebook Inc Cl A (a)	77,293	10,124,610
First Solar Inc (a)	358	14,495
HP Inc	373,400	5,410,566
Hewlett Packard Enterprise Co	104,214	2,341,689
Intel Corp	749,244	26,126,138
International Business Machines Corp	52	7,992
Intuit Inc	53,600	5,828,464
Lam Research Corp	138,300	13,395,738
Microsoft Corp	171,727	10,289,882
Motorola Solutions Inc	201	14,589
Synopsys Inc (a)	204,635	12,136,902
Teradata Corp (a)	188,233	5,074,762
Xerox Corp	1,287,437	12,578,259
Yahoo! Inc (a)	649	26,966

		199,132,920

MATERIALS—3.3%
Domtar Corp	227,700	8,185,815
Nucor Corp	119,772	5,850,862
Sherwin-Williams Co/The	12,100	2,962,806
Steel Dynamics Inc	417,613	11,467,653
WestRock Co	256	11,825

		28,478,961

REAL ESTATE—3.3%
Host Hotels & Resorts Inc	540,700	8,370,036
Kimco Realty Corp	83,300	2,216,613
Mack-Cali Realty Corp	238,623	6,127,839
Physicians Realty Trust	122,800	2,427,756
Retail Properties of America Inc Cl A	408,026	6,352,965
STORE Capital Corp	104,000	2,838,160

		28,333,369

TELECOMMUNICATION SERVICES—4.1%
AT&T Inc	60,138	2,212,477
Telephone & Data Systems Inc	146,076	3,774,604
Verizon Communications Inc	625,573	30,090,061

		36,077,142

UTILITIES—2.6%
Consolidated Edison Inc	228,281	17,246,630
Southwest Gas Corp	70,277	5,092,271

		22,338,901

Total Investments—99.3% (Cost $809,217,828) (b)		862,005,676

Other Assets, less liabilities—0.7%		6,421,261

Net Assets—100.0%		$868,426,937

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $810,157,789. The aggregate gross unrealized appreciation is $84,302,820 and the aggregate gross unrealized depreciation is $32,454,933, resulting in net unrealized appreciation of $51,847,887.

SEE NOTES TO PORTFOLIO OF INVESTMENTS

Domini Impact International Equity Fund (formerly Domini International Social Equity Fund)

Portfolio of Investments

October 31, 2016 (Unaudited)

COUNTRY/SECTOR	INDUSTRY	SHARES	VALUE
Common Stock—98.7%
Australia—7.4%
Bendigo & Adelaide Bank Ltd	Banks	376,584	$3,189,430
BlueScope Steel Ltd	Materials	994,253	5,901,298
Boral Ltd	Materials	251,080	1,203,674
Challenger Ltd/Australia	Diversified Financials	393,576	3,222,530
Cochlear Ltd	Health Care Equipment & Services	25,380	2,471,280
Dexus Property Group	Real Estate	1,134,307	7,716,568
Fortescue Metals Group Ltd	Materials	1,674,433	7,007,878
Harvey Norman Holdings Ltd	Retailing	789,972	3,035,702
Mirvac Group	Real Estate	1,535,141	2,441,466
Sims Metal Management Ltd	Materials	461,014	3,515,102
Stockland	Real Estate	984,414	3,310,977
Suncorp Group Ltd	Insurance	397,018	3,616,266

			46,632,171

Belgium—0.2%
Ageas	Insurance	34,099	1,243,797

			1,243,797

Brazil—1.6%
Banco Bradesco SA Pref Shs	Banks	285,120	3,011,643
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	Diversified Financials	225,559	1,339,454
Cia de Transmissao de Energia Eletrica Paulista Pref Shs	Utilities	122,696	2,684,248
M Dias Branco SA	Food & Beverage	70,766	3,046,927

			10,082,272

China—1.1%
AAC Technologies Holdings Inc	Technology Hardware & Equipment	162,719	1,552,732
Belle International Holdings Ltd	Consumer Durables & Apparel	2,091,142	1,267,383
BYD Co Ltd H shares (a)	Automobiles & Components	454,938	2,991,913
Nine Dragons Paper Holdings Ltd	Materials	1,343,073	1,094,569

			6,906,597

Denmark—2.4%
Danske Bank A/S	Banks	121,925	3,758,642
Rockwool International A/S B shares	Capital Goods	3,490	583,197
Vestas Wind Systems A/S	Capital Goods	137,092	10,979,643

			15,321,482

Finland—0.6%
Kesko OYJ B shares	Food & Staples Retailing	79,158	3,929,083

			3,929,083

France—13.7%
AXA SA	Insurance	498,569	11,223,025
Carrefour SA	Food & Staples Retailing	345	9,037
Casino Guichard Perrachon SA	Food & Staples Retailing	49,369	2,453,183
Cie de Saint-Gobain	Capital Goods	267,455	11,857,838
Cie Generale des Etablissements Michelin	Automobiles & Components	50,186	5,426,022
CNP Assurances	Insurance	155,749	2,695,006
Credit Agricole SA	Banks	161,814	1,744,006
Eiffage SA	Capital Goods	53,450	3,951,438
Orange SA	Telecommunication Services	681,477	10,719,957
Peugeot SA (a)	Automobiles & Components	568,829	8,508,347
Renault SA	Automobiles & Components	57,291	4,968,299
Sanofi	Pharma, Biotech & Life Sciences	120,131	9,344,555
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	477,178	4,544,019
Vivendi SA	Media	474,912	9,589,428

			87,034,160

Germany—7.7%
adidas AG	Consumer Durables & Apparel	50,315	8,240,205
Allianz SE	Insurance	80,002	12,453,147
Deutsche Wohnen AG	Real Estate	25,374	826,661
HeidelbergCement AG	Materials	53,146	5,019,566
Henkel AG & Co KGaA Pref Shs	Household & Personal Products	81,437	10,435,811
METRO AG	Food & Staples Retailing	189,513	5,669,340
OSRAM Licht AG	Capital Goods	32,913	1,863,493
SMA Solar Technology AG	Semiconductors & Semiconductor Equipment	6,796	174,101
Suedzucker AG	Food & Beverage	166,254	4,253,661

			48,935,985

Hong Kong—2.4%
Great Eagle Holdings Ltd	Real Estate	187,289	832,009
Hysan Development Co Ltd	Real Estate	291,833	1,347,237
Link REIT	Real Estate	186,368	1,328,994
Wharf Holdings Ltd/The	Real Estate	625,163	4,699,898
Wheelock & Co Ltd	Real Estate	1,121,469	6,927,067

			15,135,205

Hungary—0.9%
OTP Bank PLC	Banks	118,590	3,333,508
Richter Gedeon Nyrt	Pharma, Biotech & Life Sciences	102,109	2,196,275

			5,529,783

Indonesia—0.5%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	9,714,774	3,141,964

			3,141,964

Israel—0.6%
Taro Pharmaceutical Industries Ltd (a)	Pharma, Biotech & Life Sciences	34,615	3,513,769

			3,513,769

Ireland—0.0%
Irish Bank Resolution Corp Ltd/Old (a)(c)	Banks	138,674	0

			0

Italy—1.3%
A2A SpA	Utilities	3,283,425	4,466,721
Banco Popolare SC	Banks	285,609	821,534
Recordati SpA	Pharma, Biotech & Life Sciences	60,966	1,722,902
Unione di Banche Italiane SpA	Banks	399,617	1,100,407

			8,111,564

Japan—22.6%
Aeon Mall Co Ltd	Real Estate	40,942	607,789
Asahi Glass Co Ltd	Capital Goods	1,409,866	9,861,079
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	240,266	3,565,636
Central Japan Railway Co	Transportation	74,123	12,601,298
COLOPL Inc	Software & Services	149,043	2,145,902
Dai Nippon Printing Co Ltd	Commercial & Professional Services	799,582	8,019,788
Daiichi Sankyo Co Ltd	Pharma, Biotech & Life Sciences	268,587	6,456,209
DeNA Co Ltd	Software & Services	74,253	2,388,306
FUJIFILM Holdings Corp	Technology Hardware & Equipment	20,044	758,195
Ibiden Co Ltd	Technology Hardware & Equipment	552,306	8,015,099
Iyo Bank Ltd/The	Banks	286,843	1,763,340
K’s Holdings Corp	Retailing	172,942	2,993,591
Medipal Holdings Corp	Health Care Equipment & Services	227,876	3,892,443
Mitsubishi Estate Co Ltd	Real Estate	75,064	1,486,851
Mitsubishi Gas Chemical Co Inc	Materials	247,706	3,813,944
Mitsui Fudosan Co Ltd	Real Estate	369,138	8,397,244
Mixi Inc	Software & Services	108,442	3,988,470
MS&AD Insurance Group Holdings Inc	Insurance	182,300	5,416,002
Nintendo Co Ltd	Software & Services	12,512	3,029,027
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	716,261	3,891,945
Nissan Motor Co Ltd	Automobiles & Components	1,491,471	15,165,216
Nomura Holdings Inc	Diversified Financials	778,939	3,902,663
Nomura Real Estate Holdings Inc	Real Estate	158,851	2,686,190
NTN Corp	Capital Goods	5,300	20,074
ORIX Corp	Diversified Financials	304,167	4,820,765
Otsuka Holdings Co Ltd	Pharma, Biotech & Life Sciences	114,724	5,018,663
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	73,039	3,843,609
Seino Holdings Co Ltd	Transportation	208,293	2,309,191
Sumitomo Dainippon Pharma Co Ltd	Pharma, Biotech & Life Sciences	214,267	3,712,996
Sumitomo Realty & Development Co Ltd	Real Estate	34,156	898,064
Toppan Printing Co Ltd	Commercial & Professional Services	686,981	6,458,935
Yamada Denki Co Ltd	Retailing	288,500	1,490,750

			143,419,274

Netherlands—4.3%
ING Groep NV	Banks	887,955	11,675,652
Koninklijke KPN NV	Telecommunication Services	550,210	1,791,930
Koninklijke Vopak NV	Energy	127,829	6,446,506
NN Group NV	Insurance	253,723	7,634,703

			27,548,791

New Zealand—0.5%
Spark New Zealand Ltd	Telecommunication Services	1,144,135	2,995,763

			2,995,763

Norway—2.3%
Norsk Hydro ASA	Materials	2,566,189	11,491,396
Subsea 7 SA (a)	Energy	305,016	3,426,668

			14,918,064

South Africa—0.6%
MTN Group Ltd	Telecommunication Services	1,029	8,881
Nedbank Group Ltd	Banks	154,938	2,533,939
Tiger Brands Ltd	Food & Beverage	43,280	1,232,609

			3,775,429

South Korea—1.4%
Industrial Bank of Korea	Banks	264,898	3,055,848
LG Display Co Ltd	Technology Hardware & Equipment	130,224	3,106,939
LG Electronics Inc	Consumer Durables & Apparel	62,070	2,592,918

			8,755,705

Spain—2.5%
Aena SA	Transportation	50,443	7,395,791
Banco Popular Espanol SA (a)	Banks	1,378,679	1,509,797
Banco Santander SA	Banks	1,855	9,104
Banco Santander SA Rights (a)	Banks	1,855	104
Mapfre SA	Insurance	2,231,783	6,622,625

			15,537,421

Sweden—3.0%
Atlas Copco AB A shares	Capital Goods	89,990	2,643,391
Electrolux AB Series B	Consumer Durables & Apparel	148,421	3,519,066
Holmen AB B shares	Materials	47,190	1,617,375
Millicom International Cellular SA	Telecommunication Services	32,206	1,417,614
Oriflame Holding AG (a)	Household & Personal Products	67,672	2,491,146
Sandvik AB	Capital Goods	584,331	6,651,975
SSAB AB B shares (a)	Materials	358,341	952,504

			19,293,071

Switzerland—4.6%
Logitech International SA	Technology Hardware & Equipment	238,031	5,764,832
Lonza Group AG	Pharma, Biotech & Life Sciences	50,349	9,510,763
Sulzer AG	Capital Goods	9,312	918,111
Swiss Life Holding AG	Insurance	29,381	7,784,227
Swiss Re AG	Insurance	57,451	5,339,010

			29,316,943

Taiwan—1.4%
Inventec Corp	Technology Hardware & Equipment	847,881	663,635
Lite-On Technology Corp	Technology Hardware & Equipment	2,019,731	2,899,273
Taiwan Semiconductor Manufacturing Co Ltd	Semiconductors & Semiconductor Equipment	325,373	1,943,526
United Microelectronics Corp	Semiconductors & Semiconductor Equipment	6,109,928	2,274,947
Wistron Corp	Technology Hardware & Equipment	1,721,857	1,298,588

			9,079,969

Turkey—1.3%
Turkiye Garanti Bankasi AS	Banks	406,523	1,104,086
Turkiye Is Bankasi	Banks	1,368,503	2,218,561
Turkiye Vakiflar Bankasi TAO	Banks	1,677,175	2,480,652
Yapi ve Kredi Bankasi AS (a)	Banks	2,068,787	2,471,948

			8,275,247

United Kingdom—13.5%
3i Group PLC	Diversified Financials	909,711	7,452,569
Auto Trader Group PLC	Software & Services	313,323	1,433,362
Coca-Cola HBC AG	Food & Beverage	331,990	7,158,067
Compass Group PLC	Consumer Services	612,829	11,080,884
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	94,163	1,860,686
Inchcape PLC	Retailing	369,576	2,935,155
Intertek Group PLC	Commercial & Professional Services	77,481	3,233,310
J Sainsbury PLC	Food & Staples Retailing	2,868,304	8,786,297
Johnson Matthey PLC	Materials	21,293	886,485
Kingfisher PLC	Retailing	2,193,496	9,675,755
Melrose Industries PLC	Capital Goods	801,547	1,651,402
Persimmon PLC	Consumer Durables & Apparel	45,993	951,229
Petrofac Ltd	Energy	180,363	1,775,955
Royal Mail PLC	Transportation	1,261,656	7,563,146
Unilever PLC	Household & Personal Products	237	9,890
Vodafone Group PLC	Telecommunication Services	4,327,124	11,876,150
Wm Morrison Supermarkets PLC	Food & Staples Retailing	2,535,334	7,011,056

			85,341,398

United States—0.3%
Core Laboratories NV	Energy	9,917	961,651
Jazz Pharmaceuticals PLC (a)	Pharma, Biotech & Life Sciences	6,181	676,634

			1,638,285

Total Investments—98.7% (Cost $591,845,258) (b)	625,413,192

Other Assets, less liabilities—1.3%	8,344,424

Net Assets—100.0%	$633,757,616

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $597,499,730. The aggregate gross unrealized appreciation is $54,291,163 and the aggregate gross unrealized depreciation is $26,377,701, resulting in net unrealized appreciation of $27,913,462.
(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

SEE NOTES TO PORTFOLIO OF INVESTMENTS

DOMINI IMPACT EQUITY FUND (formerly Domini Social Equity Fund)

DOMINI IMPACT INTERNATIONAL SOCIAL EQUITY FUND (formerly Domini International Social Equity Fund)

NOTES TO PORTFOLIO OF INVESTMENTS

October 31, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust (formerly Domini Social Investment Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises three separate series: Domini Impact Equity Fund (formerly Domini Social Equity Fund), Domini Impact International Equity Fund (formerly Domini International Social Equity Fund), and Domini Impact Bond Fund (formerly Domini Social Bond Fund) (each the “Fund,” collectively the “Funds”). The Portfolio of Investments of the Domini Impact Bond Fund are included elsewhere of this report. The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008. The Domini Impact International Equity Fund offers Investor shares, Class A shares and Institutional Shares. Class A and Institutional shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008 and November 30, 2012, respectively. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R and Institutional shares are not subject to distribution and service fees.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Impact Equity Fund, as of October 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$104,866,003	$—	$—	$104,866,003
Consumer Staples	80,706,685	—	—	80,706,685
Energy	27,950,605	—	—	27,950,605
Financials	130,276,553	—	—	130,276,553
Health Care	121,741,043	—	—	121,741,043
Industrials	82,103,494	—	—	82,103,494
Information Technology	199,132,920	—	—	199,132,920
Materials	28,478,961	—	—	28,478,961
Real Estate	28,333,369	—	—	28,333,369
Telecommunication Services	36,077,142	—	—	36,077,142
Utilities	22,338,901	—	—	22,338,901

Total	$862,005,676	$—	$—	$862,005,676

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of October 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$94,431,864	$—	$—	$94,431,864
Consumer Staples	56,486,107	—	—	56,486,107
Energy	12,610,780	—	—	12,610,780
Financials	130,547,990	—	—	130,547,990
Health Care	53,942,811	—	—	53,942,811
Industrials	98,563,099	—	—	98,563,099
Information Technology	53,716,507	—	—	53,716,507
Materials	42,503,791	—	—	42,503,791
Real Estate	43,507,015	—	—	43,507,015
Telecommunication Services	31,952,259	—	—	31,952,259
Utilities	7,150,969	—	—	7,150,969

Total	$625,413,192	$—	$—	$625,413,192

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini Impact International Equity Fund
Investments in Securities
Balance as of July 31, 2016	$—
Realized Gain (loss)	—
Change in unrealized appreciation (depreciation)	1,904,216
Purchases	—
Sales	—
Transfers in and/or out of Level Three	(1,904,216)

Balance as of October 31, 2016	$—

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at October 31, 2016:	$—

For the Domini Impact International Equity Fund transfers from Level 1 to Level 3 included securities valued at $37,957,463 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $39,861,679 because market values were readily available from a pricing agent for which fair value factors were previously applied.

Domini Impact Bond Fund (formerly Domini Social Bond Fund)

Portfolio of Investments

October 31, 2016 (Unaudited)

	Principal Amount	Value
Mortgage Backed Securities — 62.5%
Agency Collateralized Mortgage Obligations — 1.5%
FHR 3877 LM, 3.500%, 6/15/2026	780,000	$842,392
FNR 2012 17 BC, 3.500%, 3/25/2027 (e)	368,000	398,553
Freddie Mac Structured Agency Credit Risk
VR, 3.184%, 3/25/2028	312,000	317,563
VR, 3.384%, 4/25/2028	654,000	669,696

		2,228,204

Commercial Mortgage Backed Securities — 5.9%
Banc of America Commercial Mortgage Trust 2015-UBS7, 3.705%, 9/15/2048	150,000	162,939
BWAY 2013-1515 Mortgage Trust 144A, 2.809%, 3/10/2033 (d)	187,173	191,260
Citigroup Commercial Mortgage, 3.717%, 9/15/2048	384,000	416,031
Commercial Mortgage Trust
3.350%, 2/10/2048	326,000	341,670
3.612%, 10/10/2048	115,000	123,211
3.630%, 10/10/2048	260,000	277,829
3.644%, 12/10/2047	325,000	347,651
144A, 3.424%, 3/10/2031 (d)	640,000	677,752
144A, 3.726%, 3/10/2031 (d)	644,000	678,711
CSAIL Commercial Mortgage Trust
3.505%, 4/15/2050	394,000	419,754
3.808%, 11/15/2048	388,000	419,574
Hudson Yards 144A, 2.835%, 8/10/2038 (d)	1,000,000	1,004,764
Morgan Stanley Baml Trust
2013-C7, 2.918%, 2/15/2046	360,000	372,659
2013-C9, 3.102%, 5/15/2046	300,000	312,843
2014-C19, 3.526%, 12/15/2047	180,167	192,435
2014-C17, 3.741%, 8/15/2047	300,000	324,495
2014-C16, 3.892%, 6/15/2047	300,000	327,715
2014-C15, 4.051%, 4/15/2047	300,000	329,896
2013-C10, VR, 4.084%, 7/15/2046	150,000	165,823
2013-C12, VR, 4.259%, 10/15/2046	300,000	333,582
OBP Depositor LLC Trust 2010-OBP 144A, 4.646%, 7/15/2045 (d)	806,000	878,082
Wells Fargo Commercial Mortgage Trust 2015-NXS4, 3.718%, 12/15/2048	318,000	343,021

		8,641,697

Federal Home Loan Mortgage Corporation — 9.8%
849167, VR, 2.905%, 10/1/2043 (c)	524,646	542,769
A12413, 5.000%, 8/1/2033 (c)	34,428	38,483
A37619, 4.500%, 9/1/2035 (c)	247,725	271,660
A87874, 4.000%, 8/1/2039 (c)	93,582	101,680
A89148, 4.000%, 10/1/2039 (c)	141,376	151,962
A89384, 4.000%, 10/1/2039 (c)	176,600	189,645
A89729, 4.000%, 11/1/2039 (c)	87,389	93,670
A93101, 5.000%, 7/1/2040 (c)	156,342	173,174
A93996, 4.500%, 9/1/2040 (c)	74,252	81,338
A94362, 4.000%, 10/1/2040 (c)	222,663	241,988
A94742, 4.000%, 11/1/2040 (c)	36,832	39,962
A95084, 4.000%, 11/1/2040 (c)	33,640	36,167
A95085, 4.000%, 11/1/2040 (c)	290,199	311,815
A95796, 4.000%, 12/1/2040 (c)	136,798	147,020
A97047, 4.500%, 2/1/2041 (c)	153,125	167,906
FHR 3768 CB, 3.500%, 12/15/2025	343,000	368,429

FHR 3806 L, 3.500%, 2/15/2026 (e)	847,000	920,668
FHR 3800 CB, 3.500%, 2/15/2026	383,000	415,824
G01779, 5.000%, 4/1/2035 (c)	45,832	51,208
G01828, 4.500%, 4/1/2035 (c)	215,960	236,781
G01837, 5.000%, 7/1/2035 (c)	307,069	342,941
G01838, 5.000%, 7/1/2035 (c)	54,118	60,460
G02424, 5.500%, 12/1/2036 (c)	214,850	243,586
G04997, 5.000%, 1/1/2037 (c)	189,992	211,099
G05052, 5.000%, 10/1/2033 (c)	20,466	22,859
G06079, 6.000%, 7/1/2039 (c)	185,546	213,232
G06990, 5.500%, 8/1/2040 (c)	292,922	331,949
G08347, 4.500%, 6/1/2039 (c)	468,403	512,872
G08499, 3.000%, 7/1/2042 (c)	97,231	100,365
G14599, 2.500%, 11/1/2027 (c)	286,517	295,163
G30614, 3.500%, 12/1/2032 (c)	435,200	462,978
J17791, 3.000%, 1/1/2027 (c)	388,295	407,276
J20118, 2.500%, 8/1/2027 (c)	104,235	107,379
Q00291, 5.000%, 4/1/2041 (c)	137,279	152,352
Q01807, 4.500%, 7/1/2036 (c)	203,803	223,496
Q06160, 4.000%, 2/1/2037 (c)	72,116	77,260
Q17103, 4.000%, 6/1/2041 (c)	18,452	19,812
Q33602, 3.000%, 5/1/2045 (c)	744,747	771,695
Z40004, 6.000%, 8/1/2036 (c)	32,244	37,255
FHLMC TBA 30 Yr, 3.500%, 11/14/2046 (b)	5,100,000	5,352,808

		14,528,986

Federal National Mortgage Association — 39.1%
190370, 6.000%, 6/1/2036 (c)	150,584	173,053
469829, 2.720%, 12/1/2018 (c)	1,651,216	1,694,458
469879, 3.220%, 12/1/2021 (c)	1,010,805	1,076,764
471333, 3.120%, 8/1/2022 (c)	1,859,548	1,968,056
471478, 2.610%, 8/1/2022 (c)	1,386,845	1,441,416
745044, 4.500%, 8/1/2035 (c)	63,323	69,483
745327, 6.000%, 3/1/2036 (c)	418,068	481,826
889529, 6.000%, 3/1/2038 (c)	71,273	82,971
890248, 6.000%, 8/1/2037 (c)	35,316	41,097
930672, 4.500%, 3/1/2039 (c)	225,376	249,969
932441, 4.000%, 1/1/2040 (c)	670,418	717,835
995082, 5.500%, 8/1/2037 (c)	129,393	147,204
995243, 4.500%, 8/1/2038 (c)	174,873	191,171
AA9846, 4.000%, 8/1/2039 (c)	106,391	114,103
AB1343, 4.500%, 8/1/2040 (c)	204,661	227,238
AB1763, 4.000%, 11/1/2030 (c)	41,956	45,300
AB4168, 3.500%, 1/1/2032 (c)	381,571	405,114
AB6472, 2.000%, 10/1/2027 (c)	367,384	370,615
AC1877, 4.500%, 9/1/2039 (c)	98,623	107,857
AC2817, 4.000%, 10/1/2039 (c)	54,222	58,068
AC5401, 5.000%, 10/1/2039 (c)	11,128	12,332
AC9564, 4.500%, 2/1/2040 (c)	84,057	93,164
AD1649, 4.000%, 3/1/2040 (c)	97,099	104,055
AD8033, 4.000%, 8/1/2040 (c)	36,161	38,758
AE0215, 4.000%, 12/1/2039 (c)	88,304	94,549
AE0216, 4.000%, 8/1/2040 (c)	197,022	211,246
AE0624, 4.000%, 11/1/2040 (c)	88,103	94,564
AE0625, 4.000%, 12/1/2040 (c)	111,392	122,365
AE4113, 4.000%, 10/1/2040 (c)	62,937	68,046
AE4192, 4.000%, 10/1/2040 (c)	302,913	329,391
AE5143, 4.000%, 11/1/2040 (c)	48,203	51,967
AI7951, 4.500%, 8/1/2036 (c)	85,576	93,794

AJ5974, 4.000%, 12/1/2036 (c)	62,844	67,565
AL0005, 4.500%, 1/1/2041 (c)	82,429	90,175
AL0049, 6.000%, 12/1/2035 (c)	79,838	92,162
AL1627, 4.500%, 9/1/2041 (c)	149,626	163,982
AM3278, 2.850%, 5/1/2023 (c)	716,869	753,223
AM4796, 3.300%, 12/1/2023	752,405	808,521
AM5146, 3.470%, 1/1/2024 (c)	566,037	614,239
AM5197, 4.200%, 1/1/2030 (c)	1,180,151	1,345,797
AM6266, 3.580%, 7/1/2030 (c)	976,904	1,051,032
AM7507, 3.080%, 12/1/2024 (c)	1,066,588	1,133,824
AM7598, 3.070%, 12/1/2024 (c)	1,415,716	1,504,195
AM8148, 2.680%, 3/1/2027 (c)	1,000,000	1,023,911
AM8659, 2.880%, 4/1/2031 (c)	1,275,665	1,295,434
AM9154, 3.180%, 6/1/2030 (c)	1,076,246	1,129,254
AM9239, 3.030%, 6/1/2025 (c)	983,653	1,037,600
AN1767, 2.980%, 6/1/2031 (c)	994,506	1,032,554
AN1840, 2.450%, 6/1/2026 (c)	1,500,000	1,511,939
AN2787, 2.600%, 9/1/2028	1,150,000	1,156,135
AN2791, 2.440%, 9/1/2026	1,148,212	1,156,321
AP9592, 3.500%, 10/1/2032 (c)	319,022	339,793
AR1524, 2.000%, 1/1/2028 (c)	294,789	297,371
AR9198, 3.000%, 3/1/2043 (c)	888,637	917,147
AS3608, 2.500%, 12/1/2043 (c)	391,001	391,541
AW4685, VR, 2.655%, 5/1/2044 (c)	155,683	160,749
AY3370, 2.500%, 4/1/2045	288,130	287,852
BC1171, 3.500%, 6/1/2046	2,540,153	2,667,950
MA0639, 4.000%, 2/1/2041 (c)	155,420	166,965
MA0919, 3.500%, 12/1/2031 (c)	21,827	23,162
MA0949, 3.500%, 1/1/2032 (c)	214,763	227,900
MA1630, 4.000%, 10/1/2033 (c)	226,667	244,954
FNMA TBA 15 YR, 2.500%, 11/17/2031 (b)	4,000,000	4,116,250
FNMA TBA 15 YR, 3.000%, 11/17/2031 (b)	2,600,000	2,721,063
FNMA TBA 30 Yr, 3.500%, 11/14/2046 (b)	8,221,000	8,631,408
FNMA TBA 30 Yr, 3.000%, 11/14/2046 (b)	3,500,000	3,603,633
FNMA TBA 30 Yr, 3.000%, 12/13/2046 (b)	3,500,000	3,596,112
FNMA TBA 30 Yr, 4.000%, 11/14/2046 (b)	1,300,000	1,392,116

		57,731,658

Government National Mortgage Association — 6.2%
GNMA II TBA 30 Yr, 3.500%, 11/21/2046 (b)	1,200,000	1,270,969
GNMA II TBA 30 Yr, 3.000%, 11/21/2046(b)	3,500,000	3,646,289
GNMA II TBA 30 Yr, 3.000%, 12/20/2046 (b)	1,100,000	1,142,969
GNMA II TBA 30 Yr, 4.500%, 11/21/2046 (b)	900,000	971,297
GNMA II TBA 30 Yr, 4.000%, 11/21/2046 (b)	2,000,000	2,142,421

		9,173,945

Total Mortgage Backed Securities (Cost $91,129,933)		92,304,490

Corporate Bonds and Notes — 27.0%
Communications — 3.6%
AT&T Inc
1.515%, VR, 3/11/2019	525,000	527,324
3.950%, 1/15/2025	445,000	462,971
4.750%, 5/15/2046	125,000	122,802
CBS Corp, 2.900%, 1/15/2027	845,000	825,109
Charter Communications Operating LLC senior secured note 144A, 6.484%, 10/23/2045 (d)	390,000	458,630

Cox Communications Inc 144A, 4.800%, 2/1/2035 (d)		200,000	194,075
Gray Television Inc 144A, 5.875%, 7/15/2026 (d)		200,000	199,500
Interpublic Group of Cos Inc/The, 4.200%, 4/15/2024		250,000	267,087
SFR Group SA senior secured note 144A, 7.375%, 5/1/2026 (d)		200,000	202,250
Sprint Communications Inc 144A, 7.000%, 3/1/2020 (d)		375,000	408,750
Time Warner Cable LLC senior secured note
6.750%, 7/1/2018		275,000	297,231
7.300%, 7/1/2038		450,000	569,489
Time Warner Inc, 3.600%, 7/15/2025		325,000	338,353
Verizon Communications Inc, 5.150%, 9/15/2023		426,000	488,000

			5,361,571

Consumer Discretionary — 2.9%
Avis Budget Car Rental LLC / Avis Budget Finance Inc 144A, 6.375%, 4/1/2024 (d)		295,000	297,950
Delphi Automotive PLC
3.150%, 11/19/2020		240,000	247,543
4.150%, 3/15/2024		401,000	430,052
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (d)		1,000,000	1,063,628
Hertz Corp/The 144A, 5.500%, 10/15/2024 (d)		125,000	121,675
Home Depot Inc/The, 5.950%, 4/1/2041		420,000	563,158
Lear Corp, 4.750%, 1/15/2023		173,000	180,353
Marriott International Inc/MD, 2.875%, 3/1/2021		500,000	514,984
Northeastern University, 5.285%, 3/1/2032		100,000	112,719
O’Reilly Automotive Inc
3.800%, 9/1/2022		155,000	163,322
3.850%, 6/15/2023		550,000	586,668

			4,282,052

Consumer Staples — 0.9%
JM Smucker Co/The, 4.250%, 3/15/2035		380,000	404,420
Mondelez International Inc., 1.625%, 3/8/2027	EUR	350,000	392,594
TreeHouse Foods Inc 144A, 6.000%, 2/15/2024 (d)		530,000	571,870

			1,368,884

Energy — 0.6%
Spectra Energy Capital LLC, 8.000%, 10/1/2019		750,000	860,331

			860,331

Financials — 12.0%
AIA Group Ltd 144A, 4.500%, 3/16/2046 (d)		325,000	350,426
Air Lease Corp, 3.875%, 4/1/2021		225,000	239,180
Aircastle Ltd, 5.000%, 4/1/2023		140,000	145,250
American Express Credit Corp, 1.166%, VR, 9/22/2017		500,000	500,316
American Tower Corp, 5.000%, 2/15/2024		362,000	403,861
Aon PLC, 4.750%, 5/15/2045		225,000	237,915
AXA SA subordinated note, 8.600%, 12/15/2030		400,000	564,000
Boston Properties LP, 3.650%, 2/1/2026		300,000	311,093
BPCE SA
2.250%, 1/27/2020		500,000	505,928
144A, 4.875%, 4/1/2026 (d)		500,000	520,152
Brandywine Operating Partnership LP, 4.550%, 10/1/2029		725,000	745,287
Capital One Financial Corp subordinated note
3.750%, 7/28/2026		80,000	80,065
4.200%, 10/29/2025		155,000	161,248
Cooperatieve Rabobank UA, 3.950%, 11/9/2022		375,000	393,643
Credit Agricole SA subordinated note 144A, 4.375%, 3/17/2025 (d)		495,000	506,620
Crown Castle International Corp, 3.700%, 6/15/2026		300,000	307,880

Discover Financial Services, 3.750%, 3/4/2025	325,000	328,097
Duke Realty LP
3.625%, 4/15/2023	200,000	209,344
4.375%, 6/15/2022	250,000	271,688
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000	616,292
Hartford Financial Services Group Inc/The junior secured note, VR, 8.125%, 6/15/2068	275,000	301,125
Huntington Bancshares Inc/OH
3.150%, 3/14/2021	425,000	438,972
1.700%, 2/26/2018	380,000	380,289
ING Bank NV 144A, 2.000%, 11/26/2018 (d)	500,000	502,562
Intesa Sanpaolo SpA, 2.375%, 1/13/2017	775,000	775,734
Kimco Realty Corp, 3.400%, 11/1/2022	160,000	167,516
Liberty Property LP, 3.250%, 10/1/2026	165,000	164,172
Marsh & McLennan Cos Inc, 3.300%, 3/14/2023	100,000	104,599
Metropolitan Life Global Funding I 144A, 2.300%, 4/10/2019 (d)	500,000	508,332
Morgan Stanley subordinated note
3.950%, 4/23/2027	210,000	216,507
5.000%, 11/24/2025	700,000	775,700
National City Corp subordinated note, 6.875%, 5/15/2019	275,000	307,836
Regency Centers LP, 3.750%, 6/15/2024	300,000	313,171
Regions Financial Corp, 3.200%, 2/8/2021	500,000	518,886
Reinsurance Group of America Inc
3.950%, 9/15/2026	250,000	258,653
4.700%, 9/15/2023	164,000	179,080
Santander UK PLC subordinated note 144A, 5.000%, 11/7/2023 (d)	650,000	675,560
Standard Chartered PLC subordinated note 144A, 5.700%, 3/26/2044 (d)	250,000	261,014
Swedbank AB 144A, 2.200%, 3/4/2020 (d)	650,000	656,197
TIAA Asset Management Finance Co LLC 144A, 4.125%, 11/1/2024 (d)	160,000	166,248
Total System Services Inc, 3.800%, 4/1/2021	600,000	633,558
Unum Group, 3.000%, 5/15/2021	180,000	182,892
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	523,375
Ventas Realty LP, 3.500%, 2/1/2025	350,000	358,611
Vornado Realty LP, 2.500%, 6/30/2019	325,000	329,273
Voya Financial Inc, VR, 5.650%, 5/15/2053	130,000	129,513
Welltower Inc, 5.250%, 1/15/2022	400,000	452,603

		17,680,263

Health Care — 3.5%
Actavis Funding SCS
3.000%, 3/12/2020	420,000	432,768
3.800%, 3/15/2025	280,000	291,095
Allina Health System, 4.805%, 11/15/2045	410,000	479,295
Boston Medical Center Corp, 4.519%, 7/1/2026	455,000	485,265
Celgene Corp, 3.875%, 8/15/2025	325,000	341,089
City of Hope senior secured note, 5.623%, 11/15/2043	250,000	315,258
Kaiser Foundation Hospitals, 3.500%, 4/1/2022	110,000	116,176
Mayo Clinic, 4.128%, 11/15/2052	165,000	177,994
Memorial Sloan-Kettering Cancer Center, 4.200%, 7/1/2055	60,000	63,999
Mylan Inc, 2.600%, 6/24/2018	400,000	405,379
New York and Presbyterian Hospital/The
4.024%, 8/1/2045	365,000	382,955
4.063%, 8/1/2056	250,000	256,979
Ochsner Clinic Foundation, 5.897%, 5/15/2045	650,000	816,445
Orlando Health Obligated Group, 4.416%, 10/1/2044	395,000	413,788
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	285,841

		5,264,326

Industrials — 1.8%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	437,317
CNH Industrial Capital LLC, 4.875%, 4/1/2021	750,000	780,000
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	208,636
Ryder System Inc
2.350%, 2/26/2019	500,000	506,493
2.500%, 5/11/2020	145,000	146,152
United Rentals North America Inc, 4.625%, 7/15/2023	500,000	518,125

		2,596,723

Materials — 0.4%
Ardagh Holdings USA Inc senior secured note 144A, VR, 4.067%, 5/15/2021 (d)	470,000	480,575
Standard Industries Inc/NJ 144A, 5.125%, 2/15/2021 (d)	180,000	189,900

		670,475

Technology — 0.8%
CDW LLC / CDW Finance Corp, 5.000%, 9/1/2023	145,000	149,263
Microsoft Corp, 3.700%, 8/8/2046	395,000	387,015
SS&C Technologies Holdings Inc, 5.875%, 7/15/2023	65,000	68,413
TSMC Global Ltd 144A, 1.625%, 4/3/2018 (d)	523,000	523,517

		1,128,208

Utilities — 0.5%
Consolidated Edison Co of New York Inc, 3.300%, 12/1/2024	700,000	741,672

		741,672

Total Corporate Bonds and Notes (Cost $38,633,565)		39,954,505

Bank Loans — 7.7%
Communications — 2.0%
Charter Communications Operating LLC, 3.500%, 1/24/2023	298,500	300,656
Mission Broadcasting Inc. term loan B, 3.846%, 9/26/2023	25,000	25,129
Nexstar Broadcasting Inc. term loan B, 3.846%, 9/21/2023	280,000	281,450
SFR Group SA term loan, 4.750%, 2/10/2023	744,375	745,864
SFR Group SA term loan B, 4.128%, 1/13/2025	746,250	744,618
Univision Communications Inc term loan, 4.000%, 3/1/2020	490,830	492,159
Ziggo BV
3.500%, 1/15/2022	184,894	184,966
3.500%, 1/15/2022	109,574	109,617
3.701%, 1/15/2022	34,048	34,061

		2,918,520

Consumer Discretionary — 1.2%
American Builders & Contractors Supply Co Inc term loan B, 3.603%, 10/31/2023	900,000	905,063
Camelot Finance LP term loan, 4.750%, 10/3/2023	140,000	140,372
Harbor Freight Tools USA Inc term loan, 4.137%, 8/19/2023	244,388	246,264
KAR Auction Services Inc term loan B, 4.375%, 3/9/2023	149,250	151,178
On Assignment Inc term loan B, 3.500%, 6/3/2022	370,230	373,007

		1,815,884

Consumer Staples — 1.2%
BJ’s Wholesale Club Inc first lien, 4.500%, 9/26/2019	480,612	481,568
Coty Inc. term loan B, 3.750%, 10/27/2022	203,975	203,975
Energizer Holdings Inc term loan B, 3.250%, 6/30/2022	617,188	620,140
Galleria Co term loan B, 3.750%, 1/26/2023	410,000	413,070

		1,718,753

Financials — 0.7%
DTZ US Borrower LLC term loan, 4.250%, 11/4/2021	493,750	493,750
Equinix Inc. term loan, 4.000%, 1/8/2023	154,225	155,141
Frank Russell Co term loan, 6.750%, 6/1/2023	448,875	450,558

		1,099,449

Health Care — 0.2%
Alere Inc term loan B, 4.250%, 6/18/2022	250,000	249,323

		249,323

Materials — 0.5%
Ardagh Holdings USA Inc term loan, 4.000%, 12/17/2021	467,237	470,099
Nexeo Solutions LLC term loan B, 5.250%, 6/9/2023	284,288	287,367

		757,466

Technology — 1.6%
Avago Technologies Cayman Finance Ltd term loan B, 3.535%, 2/1/2023	654,478	662,045
CDW LLC term loan, 3.000%, 8/4/2023	491,138	493,330
Dell International LLC term loan B, 4.000%, 9/7/2023	280,000	282,304
NXP BV term loan, 3.405%, 12/7/2020	287,928	289,255
ON Semiconductor Corp term loan B, 3.777%, 3/31/2023	350,000	352,437
SS&C European Holdings SARL term loan B, 4.000%, 7/8/2022	35,346	35,662
SS&C Technologies Inc term loan B, 4.000%, 7/8/2022	286,250	288,806

		2,403,839

Utilities — 0.3%
Calpine Corp term loan B, 4.000%, 1/15/2023	416,850	419,560

		419,560

Total Bank Loans (Cost $11,262,989)		11,382,794

U.S. Government Agencies — 7.5%
FNMA, 1.500%, 6/22/2020	5,328,000	5,392,975
FNMA, 5.625%, 7/15/2037 (c)	3,960,000	5,664,919

Total U.S. Government Agencies (Cost $11,083,962)		11,057,894

Municipal Bonds — 7.3%
American Municipal Power Inc, 6.270%, 2/15/2050	300,000	384,810
Bay Area Toll Authority, 7.043%, 4/1/2050	325,000	497,003
City of Chicago IL, 6.207%, 1/1/2032	250,000	241,663
Commonwealth of Massachusetts, 3.277%, 6/1/2046	130,000	129,730
Hillsborough County Aviation Authority, 3.549%, 10/1/2022	190,000	197,524
Indiana Finance Authority, 3.624%, 7/1/2036	235,000	239,096
Los Angeles County Public Works Financing Authority, 7.488%, 8/1/2033	290,000	405,356
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	420,000	509,299
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, 4.053%, 7/1/2026	270,000	290,439
Michigan Finance Authority
2.057%, 4/1/2018	250,000	249,633
2.267%, 4/1/2019	260,000	258,830
2.491%, 4/1/2020	250,000	248,255
2.741%, 4/1/2021	320,000	316,992
New Jersey Turnpike Authority
7.102%, 1/1/2041	225,000	330,453
7.414%, 1/1/2040	200,000	302,956
New York Transportation Development Corp, 3.473%, 7/1/2028	500,000	502,855
Oregon Health & Science University, 5.000%, 7/1/2045	650,000	751,887
Pennsylvania Industrial Development Authority 144A, 3.556%, 7/1/2024 (d)	505,000	515,837
Puerto Rico Commonwealth Government Employees Retirement System
6.150%, 7/1/2038 (e)	825,000	303,188
6.200%, 7/1/2039 (e)	125,000	45,938

Shelby County Health Educational & Housing Facilities Board
4.000%, 9/1/2021		250,000	261,838
4.000%, 9/1/2022		250,000	261,495
State of California, 7.625%, 3/1/2040		525,000	809,267
State of Illinois
3.860%, 4/1/2021		215,000	219,018
5.100%, 6/1/2033		335,000	320,548
5.547%, 4/1/2019		325,000	344,497
5.877%, 3/1/2019		410,000	442,874
Washington State Housing Finance Commission
4.000%, 1/1/2024		1,000,000	996,140
144A, 4.375%, 1/1/2021 (d)		400,000	405,564

Total Municipal Bonds (Cost $10,639,211)			10,782,985

Asset Backed Securities — 0.8%
SBA Tower Trust 144A, VR, 3.869%, 10/15/2049 (d)		500,000	516,784
Carmax Auto Owner Trust
1.900%, 4/15/2022		95,000	94,859
2.160%, 12/15/2021		135,000	136,196
2.200%, 6/15/2022		75,000	74,729
2.560%, 2/15/2022		260,000	262,515
2.580%, 11/16/2020		130,000	130,645
CNH Equipment Trust, 1.930%, 3/15/2024		20,000	19,978

Total Asset Backed Securities (Cost $1,215,686)			1,235,706

Total Long-Term Investments (Cost $163,965,346)			166,718,374

Short-Term Investments — 0.6%

Foreign Government & Agency Securities—0.6%
Romania Government Bond
0.010%, 6/26/2017	RON	2,385,000	578,210
0.010%, 8/28/2017	RON	1,175,000	284,473

Total Short-Term Investments (Cost $887,808)			862,683

Total Investments — 113.4% (Cost $164,853,154) (a)			167,581,057

Other Assets, less liabilities — (13.4)%			(19,757,865)

Net Assets — 100.0%			$147,823,192

(a)	The aggregate cost for book and federal income purposes is $164,934,916. The aggregate gross unrealized appreciation is $3,232,123, and the aggregate gross unrealized depreciation is $585,982, resulting in net unrealized appreciation of $2,646,141.
(b)	A portion or all of the security was purchased as a when issued or delayed delivery security.
(c)	A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.
(d)	This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.
(e)	This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

The principal amount is stated in U.S. dollars unless otherwise indicated.

TBA—To Be Announced

VR — Variable interest rate. Rate shown is that on October 31, 2016.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2016, the aggregate value of these securities was $13,728,185, representing 9.3% of net assets.

EUR—Euro

RON—Romanian Leu

SEE NOTES TO PORTFOLIO OF INVESTMENTS

At October 31, 2016, the Fund had the following forward currency contracts outstanding.

		Contract	Settlement		Unrealized	Unrealized
Counterparty	Currency	Type	Date	Value	Appreciation	Depreciation
Bank of America N.A.	EUR	Sell	12/21/2016	$399,910	$10,083	$—
Citibank N.A.	RON	Sell	6/26/2017	582,484	12,955	—
JP Morgan Chase Bank	RON	Sell	8/28/2017	178,430	7,890	—
BNP Parabas SA	RON	Sell	8/28/2017	108,769	4,679	—

					$35,607	$—

At October 31, 2016, the Fund had the following future contracts outstanding.

				Unrealized	Unrealized
Description	Number of Contracts	Value	Expiration Date	Appreciation	Depreciation
Euro-Bund (Short)	8	$1,422,166	12/8/2016	$14,155	$—

At October 31, 2016, the Fund had the following centrally cleared interest rate swap contracts outstanding.

	Counterparty/		Notional	Unrealized	Unrealized
Description	Exchange	Expiration Date	Amount	Appreciation	Depreciation
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.250%	Morgan Stanley/LCH	12/21/2018	$10,012,000	$—	$(2,001)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.250%	Morgan Stanley/LCH	9/21/2026	11,241,000	17,964	—
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.750%	Morgan Stanley/LCH	9/21/2046	4,119,000	198,264	—
Receive Floating rate 12 month USD Fed Fund Pay Fixed rate 1.000%	Morgan Stanley/LCH	9/29/2026	3,021,000	31,151	—

				$247,379	$(2,001)

At October 31, 2016, the Fund had the following OTC interest rate swap contracts outstanding.

	Rate Type
	Payments made by	Payments received		Notional	Unrealized	Unrealized
Counterparty	the Fund	by the Fund	Expiration Date	Amount	Appreciation	Depreciation
Deutsche Bank AG	1.898%	USA-CPI-U	7/15/2024	$4,928,000	$55,569	$—

At October 31, 2016, the Fund had the following centrally cleared credit default swap contracts outstanding.

CDX-NAIG Series 27, Version 1, 5 Year Index	Counterparty/			Notional	Unrealized	Unrealized
Description	Exchange	Fixed Rate	Expiration Date	Amount	Appreciation	Depreciation
CDX-NAHY Series 26, Version 1, 5 Year Index	Morgan Stanley/ICE	5.00%	6/20/2021	$1,011,000	$—	$(6,226)
CDX-NAIG Series 27, Version 1, 5 Year Index	Morgan Stanley/ICE	1.00%	12/20/2021	1,786,000	—	(3,003)
iTraxx Europe Crossover Series 26, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	1.00%	12/20/2021	580,000	—	(516)
iTraxx Europe Crossover Series 26, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	5.00%	12/20/2021	352,000	—	(1,268)

					$—	$(11,013)

At October 31, 2016, the Fund had the following OTC credit default swap contracts outstanding.

		Upfront Premium			Notional	Unrealized	Unrealized
Description	Counterparty	Received (Paid)	Fixed Rate	Expiration Date	Amount	Appreciation	Depreciation
CMBX NA AAA.6	Credit Suisse International	5,720	0.50%	5/11/2063	$154,955	$4,845	—
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	64,963	0.50%	5/11/2063	1,982,421	53,269	—
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	5,243	0.50%	5/11/2063	154,955	4,324	—
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	4,065	0.50%	5/11/2063	119,965	3,400	—
CMBX.NA.AAA.6	Deutsche Bank London	4,912	0.50%	5/11/2063	144,958	4,108	—

						$69,946	$—

LCH — London Clearing House

ICE — Intercontinental Exchange

SEE NOTES TO PORTFOLIO OF INVESTMENTS

DOMINI IMPACT BOND FUND (formerly Domini Social Bond Fund)

NOTES TO PORTFOLIO OF INVESTMENTS

October 31, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (formerly Domini Social Bond Fund) (the “Fund”) is a series of the Domini Investment Trust (formerly Domini Social Investment Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Investments in Securities:
Mortgage Backed Securities	$—	$92,304,490	$—	$92,304,490
Corporate Bonds and Notes	—	39,954,505	—	39,954,505
Bank Loans	—	11,382,794	—	11,382,794
U.S. Government Agencies	—	11,057,894	—	11,057,894
Municipal Bonds	—	10,782,985	—	10,782,985
Asset Backed Securities	—	1,235,706	—	1,235,706
Foreign Government & Agency Securities	—	862,683	—	862,683

Total Investment in Securities	$—	$167,581,057	$—	$167,581,057

Other Financial Instruments:
Foreign Exchange Contracts	$—	$35,607	$—	$35,607
SWAP Contracts		125,515		125,515

Total Other Financial Instruments	$—	$161,122	$—	$161,122

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2016	$260,722
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	19,988
Purchases	—
Sales	—
Transfers in and/or out of level three	(280,710)

Balance as of October 31, 2016	$—

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at October 31, 2016	$—

Transfers from Level 2 to Level 3 included securities valued at $3,544,856 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $3,825,566 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(C) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(D) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap

(swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. There were no open purchased contracts outstanding at October 31, 2016.

(E) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Futures contracts outstanding at October 31, 2016 are listed in the Fund’s Portfolio of Investments.

(F) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at October 31, 2016 are listed in the Fund’s Portfolio of Investments.

(G) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at October 31, 2016, are listed in the Fund’s Portfolio of Investments.

(H) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount.

For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at October 31, 2016 are listed in the Fund’s Portfolio of Investments.

(I) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio.

Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Item 2.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-Q, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-Q is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST

By:	/s/ Amy Domini Thornton
Amy Domini Thornton
President

Date:	December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy Domini Thornton
Amy Domini Thornton
President (Principal Executive Officer)

Date:	December 27, 2016

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date:	December 27, 2016